Related Parties	12 Months Ended
Dec. 31, 2023
Related Parties [Abstract]
Related Parties

Note 12 — Related Parties

On August 25, 2023, the Company and its former Chief Operating Officer (“COO”) entered into a separation and release of claims agreement (the “Separation Agreement”) providing for the COO’s departure from his position to pursue other business opportunities. The effective date of the COO’s departure was August 25, 2023 (the “Separation Date”). Pursuant to the Separation Agreement, the COO is entitled to receive continued payment of his 2023 annual base salary for a period of 12 months, subject to his compliance with the Separation Agreement, including a release of claims in favor of the Company, certain restrictive covenants described below and the forfeiture to the Company by the COO of 1,704,223 shares of the Company’s Class A common stock. In addition, the Separation Agreement provides that the COO will not be granted further equity of the Company, including restricted stock units or earnout compensation; however, the COO remains eligible to receive certain earnout compensation as a former shareholder of PublicSq Inc. Subject to eligibility, the Separation Agreement provides for continued payment by the Company of the Company’s share of COBRA premiums for the COO’s health benefit coverage for a period of up to 12 months following the Separation Date. The Separation Agreement also provides for, among other things, non-disclosure and non-solicitation obligations applicable to the COO and mutual non-disparagement obligations.

In June 2023, the Company signed a consulting agreement with a board member to provide advisory services to EveryLife. In exchange the board member receives $10,000 per month plus expenses and 40,000 RSUs to vest at the completion of the consulting agreement, subject to board approval. Effective November 2023, the agreement was changed to vest 120,000 RSUs versus 40,000 RSUs, subject to board approval which occurred in January 2024, as well as increasing the monthly flat fee from $10,000 to $30,000. As of December 31, 2023, the Company has incurred and paid $188,801 relating to this agreement.

In August 2023, the Company signed a one-year strategic consulting agreement with a consulting company that is controlled by a board member. The consulting company was engaged by the Company to provide strategic advice and assistance to the Company in connection with capital markets strategy, acquisition strategy, investor relations strategy, and other strategic matters for a fixed fee of $80,000 per month plus expenses. As of December 31, 2023, the Company has incurred and paid $360,000 relating to this agreement.

In December 2023, the Company signed another agreement with the same strategic consulting company that is controlled by a board member. The consulting company was engaged by the Company to provide merger and acquisitions advice in connection with its potential acquisition. The term of the agreement was the earlier of twelve months or the consummation of the acquisition. The fees for these services is $150,000 payable promptly at the closing of an acquisition and Class A stock in the Company of 4% of the gross enterprise value or total consideration paid with respect to an acquisition. As of December 31, 2023, the Company had not incurred or paid anything relating to this agreement.